UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East, New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2025

Date of reporting period: September 30, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

Intermediate Duration Institutional Class: SIIDX

September 30, 2025

Intermediate Duration Institutional Portfolio

SCAN ME

Please scan QR code for

Portfolio Information

Annual Shareholder Report

This annual shareholder report contains important information about the Intermediate Duration Institutional Portfolio (the “Portfolio”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Portfolio at https://www.abfunds.com/link/BWM/SIIDX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Portfolio costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Intermediate Duration Institutional Class	$45	0.44%

How did the Portfolio perform last year? What affected the Portfolio’s performance?

During the 12-month period, the portfolio underperformed the Bloomberg US Aggregate Bond Index (the "benchmark"). Yield-curve positioning detracted from performance, relative to the benchmark. In sector allocation, off-benchmark exposure to emerging-market corporate bonds detracted from relative performance, while an underweight to US government treasuries and agency-risk sharing securities added to performance. Security selection in asset-backed securities detracted, offset by outperformance from selections in US agency mortgage-backed securities, US investment-grade corporate securities and US commercial mortgage-backed securities. Currency decisions had no overall effect.

During the 12-month period, futures and interest rate swaps were used to manage and hedge duration risk and/or to take active yield-curve positioning, while currency forwards were used to hedge foreign currency exposure.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection, sector allocation and country allocation contributed to relative performance.

Top detractors from performance:

  During the 12-month period, yield-curve positioning in the two- to 20-year parts of the US yield curve detracted.

Intermediate Duration Institutional Class: SIIDX

1

Portfolio Performance

The following graph shows the performance of hypothetical $10,000 investments in the Portfolio and a broad-based securities market index over the most recently completed 10 fiscal years of the Portfolio, or since inception, if shorter. The Portfolio's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Intermediate Duration Institutional Class	Bloomberg U.S. Aggregate Bond Index
09/15	$10,000	$10,000
09/16	$10,634	$10,519
09/17	$10,718	$10,527
09/18	$10,611	$10,399
09/19	$11,641	$11,470
09/20	$12,451	$12,271
09/21	$12,457	$12,161
09/22	$10,572	$10,385
09/23	$10,615	$10,452
09/24	$11,997	$11,661
09/25	$12,348	$11,998

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Intermediate Duration Institutional Class	2.84%	-0.18%	2.13%
Bloomberg U.S. Aggregate Bond Index	2.88%	-0.45%	1.84%

The Portfolio’s past performance is not a good predictor of the Portfolio’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption or sale of Portfolio shares.

Visit https://www.abfunds.com/link/BWM/SIIDX-A for the most recent performance information.

Key Portfolio Statistics

Net Assets	$853,629,256
# of Portfolio Holdings	589
Portfolio Turnover Rate	180%
Total Advisory Fees Paid (Net)	$3,045,468

Intermediate Duration Institutional Class: SIIDX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Governments - Treasuries	29.0%
Corporates - Investment Grade	25.1%
Mortgage Pass-Throughs	20.9%
Asset-Backed Securities	6.2%
Collateralized Mortgage Obligations	5.8%
Commercial Mortgage-Backed Securities	1.6%
Agencies	1.6%
Inflation-Linked Securities	1.2%
Others	3.7%
Short-Term Investments	15.3%
Other Assets Less Liabilities	-10.4%

Availability of Additional Information

You can find additional information on the Portfolio’s website at https://www.abfunds.com/link/BWM/SIIDX-A, including the Portfolio's:

•   Prospectus

•   Financial information

•   Portfolio holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCBII-2038-IDI-0153-0925

Intermediate Duration Institutional Class: SIIDX

3

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Jorge A. Bermudez, Jeffrey R. Holland, R. Jay Gerken and Ms. Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Bernstein Intermediate Duration Institutional Portfolio	2024	$70,000	$—	$8,240
	2025	$70,000	$—	$31,463

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Institutional Portfolio	2024	$2,062,144	$8,240
			$—
			$(8,240)
	2025	$1,706,309	$31,463
			$—
			$(31,463)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez	Garry L. Moody
Carol C. McMullen	Jeanette Loeb
R. Jay Gerken	Jeffrey R. Holland
Emilie D. Wrapp

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Financial Statements included under Item 7 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

SEPTEMBER 30, 2025

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered: • Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2025

	Principal Amount (000)			U.S. $ Value

GOVERNMENTS—TREASURIES–29.0%
Japan–0.9%
Japan Government Thirty Year Bond Series 86 2.40%, 03/20/2055		JPY	1,270,600	$7,478,226

United States–28.1%
U.S. Treasury Bonds
1.875%, 02/15/2051		U.S.$	3,799	2,167,725
2.00%, 08/15/2051			9,349	5,472,321
2.25%, 08/15/2046			2,357	1,570,259
2.25%, 08/15/2049			13,313	8,487,165
2.25%, 02/15/2052			1,672	1,035,605
2.375%, 11/15/2049			4,905	3,204,919
2.50%, 02/15/2046			932	656,769
2.50%, 05/15/2046			5,327	3,739,166
2.875%, 08/15/2045			51	38,998
2.875%, 11/15/2046			387	289,328
2.875%, 05/15/2052			2,950	2,102,841
3.00%, 05/15/2045			129	99,889
3.00%, 11/15/2045			363	280,805
3.00%, 05/15/2047(a)			1,447	1,100,172
3.00%, 02/15/2048			5,490	4,141,519
3.25%, 05/15/2042			1,539	1,291,906
3.375%, 08/15/2042			6,591	5,611,959
3.50%, 02/15/2039			8,105	7,408,793
3.625%, 08/15/2043			1,943	1,693,870
3.625%, 02/15/2053			4,596	3,795,858
3.625%, 05/15/2053			4,008	3,306,970
3.75%, 11/15/2043			295	260,983
3.875%, 02/15/2043			3,999	3,626,165
3.875%, 05/15/2043			999	904,226
4.00%, 11/15/2042			5,931	5,480,013
4.125%, 08/15/2053			3,432	3,099,030
4.25%, 02/15/2054			5,131	4,732,823
4.375%, 02/15/2038			899	906,037
4.375%, 11/15/2039			10,740	10,645,606
4.375%, 08/15/2043			7,123	6,868,868
4.50%, 02/15/2044			5,053	4,938,719
4.50%, 11/15/2054			2,195	2,112,077
4.625%, 05/15/2044			2,775	2,752,499
4.625%, 05/15/2054			1,354	1,328,839
4.75%, 02/15/2037			1,525	1,600,714
4.75%, 11/15/2043			7,167	7,239,253
4.75%, 11/15/2053			4,499	4,501,863
U.S. Treasury Notes
2.625%, 02/15/2029			3,914	3,788,614
3.50%, 04/30/2028			8,269	8,246,537
3.75%, 12/31/2028			18,838	18,902,555
3.875%, 12/31/2027			7,359	7,400,581
4.00%, 02/29/2028			3,062	3,089,529
4.125%, 03/31/2029			6,400	6,498,297
4.25%, 02/28/2029			16,977	17,306,133
4.25%, 06/30/2029	U.S.$		12,176	$12,421,729
4.375%, 11/30/2028			6,169	6,303,743
4.375%, 05/15/2034			1,996	2,042,367
4.50%, 11/15/2033			13,172	13,620,464
4.625%, 09/30/2028			8,685	8,930,787
4.875%, 10/31/2028			12,567	13,018,419

				240,064,307

Total Governments—Treasuries (cost $271,716,010)				247,542,533

CORPORATES—INVESTMENT GRADE–25.1%

Industrial–13.0%
Basic–0.6%
Freeport Indonesia PT 4.763%, 04/14/2027(b)			324	324,648
Glencore Funding LLC
4.907%, 04/01/2028(b)			841	854,111
5.186%, 04/01/2030(b)			356	366,627
5.338%, 04/04/2027(b)			509	516,986
6.50%, 10/06/2033(b)			390	429,881
LYB International Finance III LLC 6.15%, 05/15/2035			334	348,112
Nexa Resources SA 6.75%, 04/09/2034(b)			441	467,460
WRKCo, Inc. 4.00%, 03/15/2028			1,732	1,722,110

				5,029,935

Capital Goods–1.3%
Boeing Co. (The) 3.25%, 02/01/2028			970	947,991
Caterpillar Financial Services Corp.
4.45%, 10/16/2026			1,888	1,899,705
4.80%, 01/08/2030			44	45,380
General Electric Co. 4.90%, 01/29/2036			865	876,669
Regal Rexnord Corp. 6.05%, 02/15/2026			1,381	1,387,076
Republic Services, Inc. 4.75%, 07/15/2030			2,083	2,133,513
Waste Management, Inc. 4.50%, 03/15/2028			1,884	1,906,985
Westinghouse Air Brake Technologies Corp. 4.90%, 05/29/2030			2,075	2,120,671

				11,317,990

Communications—Media–0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 2.25%, 01/15/2029			537	499,501
5.125%, 07/01/2049			467	386,163
Prosus NV 3.257%, 01/19/2027(b)			489	481,665

2025 Annual Report	1

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Time Warner Cable LLC 4.50%, 09/15/2042	U.S.$	505	$405,318

			1,772,647

Communications—Telecommunications–0.1%
AT&T, Inc. 4.50%, 05/15/2035		408	393,667
T-Mobile USA, Inc. 3.875%, 04/15/2030		352	345,052

			738,719

Consumer Cyclical—Automotive–1.4%
BMW US Capital LLC 4.60%, 08/13/2027(b)		1,889	1,906,379
4.65%, 03/19/2027(b)		188	189,591
Ford Motor Co. 3.25%, 02/12/2032		1,299	1,134,495
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		215	211,416
5.918%, 03/20/2028		298	303,141
6.125%, 03/08/2034		526	528,577
Honda Motor Co., Ltd. 4.436%, 07/08/2028		2,110	2,122,322
Hyundai Capital America 4.30%, 09/24/2027(b)		35	34,981
4.50%, 09/18/2030(b)		201	200,029
5.25%, 01/08/2027(b)		443	447,753
5.30%, 03/19/2027(b)		513	520,074
6.10%, 09/21/2028(b)		871	910,526
Qnity Electronics, Inc. 5.75%, 08/15/2032(b)		992	1,000,621
Toyota Motor Credit Corp. 4.65%, 09/03/2032		2,147	2,163,553

			11,673,458

Consumer Cyclical—Entertainment–0.1%
Hasbro, Inc. 6.05%, 05/14/2034		450	471,123

Consumer Cyclical—Other–0.8%
DR Horton, Inc. 4.85%, 10/15/2030		763	778,260
5.00%, 10/15/2034		1,134	1,146,055
Flutter Treasury DAC 5.875%, 06/04/2031(b)		745	756,510
Las Vegas Sands Corp. 5.625%, 06/15/2028		568	580,723
6.00%, 06/14/2030		435	453,009
Marriott International, Inc./MD 4.20%, 07/15/2027		2,129	2,136,005
MDC Holdings, Inc. 6.00%, 01/15/2043		968	919,890

			6,770,452

Consumer Cyclical—Restaurants–0.2%
Starbucks Corp. 4.85%, 02/08/2027		1,837	1,855,186

Consumer Cyclical—Retailers–0.2%
Ross Stores, Inc. 4.70%, 04/15/2027	U.S.$	1,925	$1,931,757

Consumer Non-Cyclical–2.6%
Altria Group, Inc. 3.40%, 05/06/2030		1,745	1,676,038
BAT Capital Corp. 4.625%, 03/22/2033		571	565,062
5.35%, 08/15/2032		1,294	1,338,565
7.75%, 10/19/2032		141	164,404
Cargill, Inc. 5.125%, 10/11/2032(b)		835	865,160
General Mills, Inc. 4.70%, 01/30/2027		496	499,859
4.875%, 01/30/2030		1,398	1,427,442
Imperial Brands Finance PLC 5.875%, 07/01/2034(b)		1,460	1,524,576
JBS USA Holding Lux Sarl/JBS USA Food Co/JBS Lux Co. SARL 6.75%, 03/15/2034		784	866,775
Mars, Inc. 4.60%, 03/01/2028(b)		1,212	1,226,750
Mondelez International, Inc. 4.50%, 05/06/2030		1,311	1,321,737
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,480	1,246,574
Philip Morris International, Inc. 4.875%, 02/13/2026		1,753	1,756,418
5.375%, 02/15/2033		1,688	1,763,318
Roche Holdings, Inc. 4.203%, 09/09/2029(b)		1,902	1,910,255
Takeda US Financing, Inc. 5.20%, 07/07/2035		2,111	2,145,283
Tyson Foods, Inc. 5.70%, 03/15/2034		600	632,274
Viatris, Inc. 2.70%, 06/22/2030		1,050	945,315

			21,875,805

Energy–2.6%
ConocoPhillips Co. 5.65%, 01/15/2065		1,910	1,876,365
Continental Resources, Inc./OK 2.875%, 04/01/2032(b)		1,630	1,419,159
5.75%, 01/15/2031(b)		718	740,280
Devon Energy Corp. 5.20%, 09/15/2034		1,900	1,892,096
Energy Transfer LP 5.60%, 09/01/2034		1,831	1,879,814
Eni SpA 5.75%, 05/19/2035(b)		2,092	2,179,885
Kinder Morgan, Inc. 5.85%, 06/01/2035		483	508,440
Occidental Petroleum Corp. 5.20%, 08/01/2029		578	587,213

2	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
ONEOK, Inc. 5.40%, 10/15/2035	U.S.$	771	$774,446
6.05%, 09/01/2033		707	749,632
Plains All American Pipeline LP/PAA Finance Corp. 5.60%, 01/15/2036		221	223,654
5.70%, 09/15/2034		1,842	1,898,752
Raizen Fuels Finance SA 6.70%, 02/25/2037(b)		1,177	1,134,475
Targa Resources Corp. 4.90%, 09/15/2030		385	391,091
5.65%, 02/15/2036		425	435,077
Var Energi ASA 7.50%, 01/15/2028(b)		1,132	1,200,950
8.00%, 11/15/2032(b)		1,108	1,287,972
Williams Cos., Inc. (The) 4.625%, 06/30/2030		1,242	1,253,017
4.80%, 11/15/2029		855	869,860
Woodside Finance Ltd. 5.40%, 05/19/2030		308	316,171
6.00%, 05/19/2035		802	837,120

			22,455,469

Services–0.3%
Mastercard, Inc. 4.55%, 01/15/2035		1,365	1,361,820
Moody’s Corp. 5.00%, 08/05/2034		960	979,699
Sodexo, Inc. 5.80%, 08/15/2035(b)		434	454,862

			2,796,381

Technology–1.8%
Apple, Inc. 4.10%, 08/08/2062		1,148	925,621
Broadcom, Inc. 4.15%, 02/15/2028		309	309,893
4.90%, 07/15/2032		484	494,987
5.05%, 07/12/2027		707	719,224
Cisco Systems, Inc. 4.75%, 02/24/2030		2,030	2,083,247
Dell International LLC/EMC Corp. 4.35%, 02/01/2030		1,930	1,925,310
5.50%, 04/01/2035		413	426,687
Entegris, Inc. 4.75%, 04/15/2029(b)		1,270	1,259,332
Fiserv, Inc. 3.50%, 07/01/2029		2,539	2,467,197
Hewlett Packard Enterprise Co. 4.40%, 09/25/2027		791	794,338
International Business Machines Corp. 5.00%, 02/10/2032		2,010	2,069,898
Oracle Corp. 5.20%, 09/26/2035		419	421,149
5.50%, 08/03/2035		1,652	1,699,561

			15,596,444

Transportation—Airlines–0.2%
AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(b)	U.S.$	710	$709,907
5.308%, 10/20/2031(b)		752	749,451
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(b)		68	68,193

			1,527,551

Transportation—Railroads–0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(b)		203	195,987
5.875%, 07/05/2034(b)		323	334,189

			530,176

Transportation—Services–0.5%
ENA Master Trust 4.00%, 05/19/2048(b)		380	287,785
ERAC USA Finance LLC 4.60%, 05/01/2028(b)		517	523,406
Ryder System, Inc. 5.375%, 03/15/2029		1,458	1,510,473
TTX Co. 5.50%, 09/25/2026(b)		1,677	1,697,862

			4,019,526

			110,362,619

Financial Institutions–9.6%
Banking–7.8%
AIB Group PLC 5.32%, 05/15/2031(b)		1,621	1,668,706
Ally Financial, Inc. 5.543%, 01/17/2031		291	296,872
5.737%, 05/15/2029		480	491,424
6.992%, 06/13/2029		976	1,030,666
American Express Co. 5.098%, 02/16/2028		1,827	1,851,482
Banco Bilbao Vizcaya Argentaria SA 5.381%, 03/13/2029		400	413,400
7.883%, 11/15/2034		200	232,184
Banco Santander SA 3.80%, 02/23/2028		200	198,106
4.175%, 03/24/2028		800	798,832
6.921%, 08/08/2033		800	890,136
Bank of America Corp. 5.744%, 02/12/2036		2,019	2,102,385
Bank of Ireland Group PLC 5.601%, 03/20/2030(b)		365	378,403
Banque Federative du Credit Mutuel SA 5.538%, 01/22/2030(b)		1,937	2,017,405
Barclays PLC 5.335%, 09/10/2035		734	744,841
5.674%, 03/12/2028		351	357,767
6.224%, 05/09/2034		740	795,707
BNP Paribas SA 2.591%, 01/20/2028(b)		751	734,718

2025 Annual Report	3

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
4.625%, 02/25/2031(b)(c)	U.S.$	388	$353,906
5.497%, 05/20/2030(b)		1,133	1,171,703
BPCE SA 6.508%, 01/18/2035(b)		1,793	1,904,507
CaixaBank SA 6.037%, 06/15/2035(b)		843	896,345
6.684%, 09/13/2027(b)		994	1,015,649
Capital One Financial Corp. 5.468%, 02/01/2029		416	426,408
6.377%, 06/08/2034		1,163	1,256,877
Capital One NA 5.974%, 08/09/2028		386	399,823
Citigroup, Inc. 4.643%, 05/07/2028		2,031	2,044,567
6.02%, 01/24/2036		44	46,138
Series W 4.00%, 12/10/2025(c)		788	784,115
Series Y 4.15%, 11/15/2026(c)		139	135,814
Credit Agricole SA 5.222%, 05/27/2031(b)		573	588,110
6.251%, 01/10/2035(b)		1,441	1,519,837
Danske Bank A/S 4.613%, 10/02/2030(b)		846	850,120
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		958	954,503
4.95%, 08/04/2031		920	928,243
7.146%, 07/13/2027		323	329,854
Goldman Sachs Group, Inc. (The) 2.65%, 10/21/2032		67	60,257
4.937%, 04/23/2028		1,123	1,136,207
Series V 4.125%, 11/10/2026(c)		764	752,991
HSBC Holdings PLC 2.804%, 05/24/2032		581	526,316
2.848%, 06/04/2031		1,675	1,557,616
7.399%, 11/13/2034		1,536	1,748,997
8.113%, 11/03/2033		767	899,806
Intesa Sanpaolo SpA 7.20%, 11/28/2033(b)		919	1,046,704
JPMorgan Chase & Co. 2.963%, 01/25/2033		2,609	2,385,226
KBC Group NV 4.454%, 09/23/2031(b)		200	198,918
4.932%, 10/16/2030(b)		1,350	1,372,640
Lloyds Banking Group PLC 4.976%, 08/11/2033		420	425,750
5.087%, 11/26/2028		746	759,152
5.462%, 01/05/2028		216	219,270
7.953%, 11/15/2033		461	537,037
Mizuho Financial Group, Inc. 5.376%, 05/26/2030		550	568,409
Morgan Stanley 4.994%, 04/12/2029		174	177,393
Morgan Stanley Bank NA 5.504%, 05/26/2028		1,013	1,035,306
Nationwide Building Society 2.972%, 02/16/2028(b)	U.S.$	1,238	$1,215,543
5.537%, 07/14/2036(b)		433	444,968
NatWest Group PLC 3.032%, 11/28/2035		378	345,647
5.115%, 05/23/2031		1,742	1,786,386
Santander Holdings USA, Inc. 5.473%, 03/20/2029		132	134,583
Santander UK Group Holdings PLC 4.32%, 09/22/2029		601	599,413
4.858%, 09/11/2030		1,139	1,151,905
5.694%, 04/15/2031		378	394,436
Societe Generale SA 2.797%, 01/19/2028(b)		1,389	1,359,442
5.249%, 05/22/2029(b)		636	646,577
5.519%, 01/19/2028(b)		502	508,375
Standard Chartered PLC 5.244%, 05/13/2031(b)		1,087	1,116,327
5.545%, 01/21/2029(b)		217	222,336
6.082% (CME Term SOFR 3 Month + 1.77%), 01/30/2027(b)(c)(d)		400	387,560
6.187%, 07/06/2027(b)		407	412,507
Sumitomo Mitsui Financial Group, Inc. 5.316%, 07/09/2029		1,485	1,538,713
Sumitomo Mitsui Trust Bank Ltd. 4.45%, 09/10/2027(b)		306	308,157
Synchrony Financial 5.45%, 03/06/2031		661	673,394
Toronto-Dominion Bank (The) 5.146%, 09/10/2034		661	671,160
5.298%, 01/30/2032		944	985,885
UBS Group AG 2.095%, 02/11/2032(b)		202	178,146
3.091%, 05/14/2032(b)		1,265	1,170,884
4.194%, 04/01/2031(b)		549	542,511
4.398%, 09/23/2031(b)		202	201,432
7.125%, 08/10/2034(b)(c)		440	453,050
Wells Fargo & Co. 3.35%, 03/02/2033		2,456	2,285,750
5.499%, 01/23/2035		192	200,218
Series BB 3.90%, 03/15/2026(c)		635	629,203

			66,582,056

Brokerage–0.2%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(c)		1,949	1,925,768

Finance–0.3%
Aircastle Ltd. 5.95%, 02/15/2029(b)		310	323,125
Aviation Capital Group LLC 1.95%, 01/30/2026(b)		1,131	1,120,606
1.95%, 09/20/2026(b)		390	381,171
3.50%, 11/01/2027(b)		212	208,216
4.75%, 04/14/2027(b)		124	124,621

4	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
4.875%, 10/01/2025(b)	U.S.$	350	$350,000

			2,507,739

Insurance–0.6%
Athene Global Funding 5.033%, 07/17/2030(b)		2,222	2,256,374
Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070(b)		11	7,410
MetLife Capital Trust IV 7.875% (CME Term SOFR 3 Month + 3.96%), 12/15/2067(b)(d)		970	1,083,122
MetLife, Inc. 10.75%, 08/01/2069		25	33,557
Principal Life Global Funding II 5.10%, 01/25/2029(b)		1,265	1,298,017
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		600	604,560

			5,283,040

REITs–0.7%
American Tower Corp. 3.65%, 03/15/2027		466	462,617
5.20%, 02/15/2029		626	643,847
5.25%, 07/15/2028		462	475,088
Crown Castle, Inc. 5.60%, 06/01/2029		380	394,600
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,036	930,794
4.00%, 01/15/2031		364	347,966
5.25%, 02/15/2033		656	657,909
Omega Healthcare Investors, Inc. 5.20%, 07/01/2030		364	369,464
Realty Income Corp. 5.125%, 04/15/2035		230	233,760
Simon Property Group LP 4.75%, 09/26/2034		1,112	1,104,639
Trust Fibra Uno 4.869%, 01/15/2030(b)		258	253,168

			5,873,852

			82,172,455

Utility–2.5%
Electric–2.5%
AES Andes SA 6.25%, 03/14/2032(b)		1,242	1,301,256
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		458	432,988
Alexander Funding Trust II 7.467%, 07/31/2028(b)		406	434,107
American Electric Power Co., Inc. 6.95%, 12/15/2054		681	738,000
CenterPoint Energy Houston Electric LLC 4.95%, 04/01/2033		76	77,329
5.05%, 03/01/2035	U.S.$	1,731	$1,750,318
Series AQ 4.95%, 08/15/2035		165	164,454
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2043		920	732,044
Electricite de France SA 9.125%, 03/15/2033(b)(c)		366	424,329
Enel Finance International NV 4.125%, 09/30/2028(b)		611	609,509
5.50%, 06/26/2034(b)		1,243	1,286,754
Engie Energia Chile SA 3.40%, 01/28/2030(b)		981	920,914
6.375%, 04/17/2034(b)		200	212,882
FIEMEX Energia—Banco Actinver SA Institucion de Banca Multiple 7.25%, 01/31/2041(b)		474	503,964
Florida Power & Light Co. 5.30%, 06/15/2034		694	724,432
Israel Electric Corp., Ltd. Series G 4.25%, 08/14/2028(b)		354	348,166
Kallpa Generacion SA 5.875%, 01/30/2032(b)		876	915,700
LG Energy Solution Ltd. 5.375%, 04/02/2030(b)		2,091	2,142,292
Niagara Mohawk Power Corp. 4.647%, 10/03/2030(b)		1,453	1,460,556
5.29%, 01/17/2034(b)		652	664,473
NRG Energy, Inc. 4.734%, 10/15/2030(b)		380	379,970
Pacific Gas & Electric Co. 5.55%, 05/15/2029		340	350,047
Public Service Co. of Colorado 5.15%, 09/15/2035		2,139	2,167,577
Virginia Electric & Power Co. Series C 4.90%, 09/15/2035		1,845	1,835,295
Vistra Operations Co. LLC 5.05%, 12/30/2026(b)		62	62,440
6.95%, 10/15/2033(b)		726	809,250

			21,449,046

Total Corporates—Investment Grade (cost $211,334,299)			213,984,120

MORTGAGE PASS-THROUGHS–20.9%
Agency Fixed Rate 30-Year–20.7%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		323	300,108
3.50%, 11/01/2049		475	441,280
Series 2020 3.50%, 01/01/2050		1,019	947,122
Series 2022 2.00%, 03/01/2052		5,319	4,332,730

2025 Annual Report	5

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
2.50%, 04/01/2052	U.S.$	6,194		$5,302,960
3.00%, 03/01/2052		3,364		2,993,747
3.00%, 05/01/2052		3,872		3,415,035
3.00%, 07/01/2052		1,232		1,084,504
Series 2024 5.50%, 11/01/2054		1,392		1,404,473
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		12		12,557
Series 2007 5.50%, 07/01/2035		77		80,058
Series 2016 4.00%, 02/01/2046		783		764,986
Series 2017 4.00%, 07/01/2044		495		483,237
Series 2018 4.50%, 03/01/2048		260		257,824
4.50%, 10/01/2048		518		512,089
4.50%, 11/01/2048		685		677,908
5.00%, 11/01/2048		293		296,971
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		65		67,213
5.50%, 07/01/2033		126		129,585
Series 2004 5.50%, 02/01/2034		1		1,443
5.50%, 04/01/2034		32		32,910
5.50%, 05/01/2034		26		27,084
5.50%, 11/01/2034		125		129,269
Series 2005 5.50%, 02/01/2035		194		200,491
Series 2006 5.50%, 04/01/2036		39		40,824
Series 2007 5.50%, 05/01/2036		2		1,999
5.50%, 09/01/2036		1		1,166
5.50%, 08/01/2037		46		47,326
Series 2008 5.50%, 08/01/2037		0	**	281
Series 2009 5.00%, 12/01/2039		8		8,116
Series 2010 4.00%, 12/01/2040		301		294,250
5.00%, 06/01/2040		7		7,596
Series 2012 3.50%, 02/01/2042		255		243,004
3.50%, 11/01/2042		2,791		2,654,533
3.50%, 01/01/2043		472		447,847
Series 2013 3.50%, 04/01/2043		1,652		1,568,755
4.00%, 10/01/2043		1,011		982,708
Series 2015 3.00%, 05/01/2045		407		370,611
3.00%, 08/01/2045		594		539,733
Series 2018 4.50%, 09/01/2048		948		937,109
Series 2019 3.50%, 08/01/2049	U.S.$	1,116		$1,036,715
3.50%, 09/01/2049		495		459,850
3.50%, 11/01/2049		1,026		952,795
Series 2020 3.50%, 01/01/2050		959		891,018
Series 2021 2.00%, 07/01/2051		5,718		4,642,164
2.00%, 12/01/2051		8,290		6,721,698
2.50%, 01/01/2052		1,680		1,437,188
Series 2022 2.50%, 03/01/2052		3,711		3,175,093
2.50%, 04/01/2052		3,857		3,299,637
2.50%, 05/01/2052		5,140		4,397,289
3.00%, 02/01/2052		4,070		3,623,179
3.00%, 03/01/2052		5,197		4,624,511
Series 2024 5.00%, 12/01/2054		2,060		2,043,797
Series 2025 4.50%, 03/01/2055		3,572		3,465,678
5.50%, 02/01/2055		3,983		4,018,153
6.00%, 02/01/2055		1,498		1,530,965
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		131		118,556
3.00%, 05/20/2046		377		342,038
Series 2023 5.50%, 04/20/2053		3,034		3,073,955
Series 2025 4.00%, 10/01/2055, TBA		3,275		3,079,490
4.50%, 10/01/2055, TBA		7,445		7,219,428
5.00%, 10/01/2055, TBA		12,561		12,494,028
5.50%, 10/01/2055, TBA		5,036		5,072,917
6.00%, 10/01/2055, TBA		7,343		7,468,932
Uniform Mortgage-Backed Security Series 2025 2.00%, 10/01/2055, TBA		13,051		10,518,394
2.50%, 10/01/2055, TBA		11,044		9,303,536
5.00%, 10/01/2055, TBA		6,767		6,710,697
5.50%, 10/01/2055, TBA		16,035		16,168,600
6.00%, 10/01/2055, TBA		10,459		10,684,198
6.50%, 10/01/2055, TBA		5,583		5,769,449

				176,385,390

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2016 2.50%, 10/01/2031		26		25,077
2.50%, 11/01/2031		1,383		1,335,733
2.50%, 12/01/2031		6		6,144
Series 2017 2.50%, 01/01/2032		428		412,982
2.50%, 02/01/2032		438		421,171

				2,201,107

6	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 7.125% (RFUCCT1Y + 2.50%), 12/01/2036(d)	U.S.$	0	**	$76
Series 2007 6.975% (RFUCCT1Y + 2.10%), 03/01/2037(d)		0	**	287
Federal National Mortgage Association Series 2007 6.46% (RFUCCT1Y + 1.46%), 02/01/2037(d)		1		873
6.63% (RFUCCT1Y + 1.67%), 03/01/2037(d)		0	**	155

				1,391

Total Mortgage Pass-Throughs (cost $184,232,007)				178,587,888

ASSET-BACKED SECURITIES–6.2%
Autos—Fixed Rate–3.1%
ACM Auto Trust Series 2024-2A, Class A 6.06%, 02/20/2029(b)		501		500,547
Series 2025-1A, Class A 5.38%, 06/20/2029(b)		428		426,407
Series 2025-2A, Class A 5.55%, 06/20/2028(b)		1,551		1,545,685
American Credit Acceptance Receivables Trust Series 2025-2, Class B 4.85%, 05/14/2029(b)		1,999		2,007,851
Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(b)		92		93,094
Series 2025-1A, Class A2 4.92%, 05/15/2029(b)		1,055		1,055,992
AutoNation Finance Trust Series 2025-1A, Class A2 4.72%, 04/10/2028(b)		2,084		2,088,677
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(b)		1,016		1,030,775
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		84		81,128
Series 2021-N4, Class D 2.30%, 09/11/2028		137		133,388
Series 2021-P4, Class D 2.61%, 09/11/2028		989		949,732
Series 2024-P3, Class A2 4.61%, 11/10/2027		322		321,606
Series 2024-P4, Class A2 4.62%, 02/10/2028		475		475,888
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(b)	U.S.$	199		$198,680
Series 2024-C, Class A 5.88%, 02/15/2028(b)		193		193,612
Flagship Credit Auto Trust Series 2024-3, Class A 4.88%, 11/15/2028(b)		383		384,511
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		1,390		1,369,256
GLS Auto Receivables Issuer Trust Series 2024-3A, Class A2 5.35%, 08/16/2027(b)		303		303,769
Lendbuzz Securitization Trust Series 2025-1A, Class A2 5.10%, 10/15/2030(b)		1,542		1,543,834
Series 2025-2A, Class A2 5.18%, 05/15/2030(b)		1,366		1,369,766
Lobel Automobile Receivables Trust Series 2025-1, Class A 5.06%, 11/15/2027(b)		1,083		1,084,957
OCCU Auto Receivables Trust Series 2025-1A, Class A2 4.82%, 04/17/2028(b)		1,955		1,960,421
Prestige Auto Receivables Trust Series 2025-1A, Class A2 4.87%, 12/15/2027(b)		1,701		1,703,023
Research-Driven Pagaya Motor Asset Trust Series 2025-4A, Class A2 5.124%, 04/25/2034(b)		2,131		2,140,705
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(b)		345		348,411
Santander Drive Auto Receivables Trust Series 2023-3, Class B 5.61%, 07/17/2028		793		796,580
Series 2024-4, Class A2 5.41%, 07/15/2027		65		65,411
SBNA Auto Receivables Trust Series 2025-SF1, Class B 5.12%, 03/17/2031(b)		259		259,724
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(b)		487		488,196
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027(e)		119		114,243
Series 2025-1A, Class A 4.94%, 02/15/2029(e)		1,273		936,408
United Auto Credit Securitization Trust Series 2025-1, Class A 4.80%, 06/10/2027(b)		981		981,557

				26,953,834

2025 Annual Report	7

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Other ABS—Fixed Rate–2.4%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)	U.S.$	2,000	$1,892,003
Affirm Asset Securitization Trust Series 2024-X2, Class A 5.22%, 12/17/2029(b)		300	300,194
Series 2025-X1, Class A 5.08%, 04/15/2030(b)		1,084	1,086,763
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		428	422,549
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)		434	407,510
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(b)		432	433,557
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		935	900,088
Diamond Issuer LLC Series 2021-1A, Class A 2.305%, 11/20/2051(b)		1,941	1,846,339
Equify ABS LLC Series 2024-1A, Class A 5.43%, 04/18/2033(b)		619	619,549
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)		459	425,421
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		758	754,813
Series 2020-1A, Class A2 3.981%, 12/20/2050(b)		466	449,703
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(b)		284	268,952
Neighborly Issuer LLC Series 2022-1A, Class A2 3.695%, 01/30/2052(b)		1,943	1,818,776
Series 2023-1A, Class A2 7.308%, 01/30/2053(b)		1,369	1,386,670
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(b)		620	553,888
Series 2021-CA, Class B 2.53%, 04/20/2062(b)		907	797,842
Series 2021-DA, Class B 2.90%, 04/20/2062(b)		798	716,660
NMEF Funding LLC Series 2024-A, Class A2 5.15%, 12/15/2031(b)		1,173	1,181,960
Oportun Funding Trust Series 2024-3, Class A 5.26%, 08/15/2029(b)		352	352,323
Oportun Issuance Trust Series 2024-2, Class A 5.86%, 02/09/2032(b)	U.S.$	112	$112,424
Pagaya AI Debt Grantor Trust Series 2024-5, Class A 6.278%, 10/15/2031(b)		317	319,987
Series 2024-9, Class B 5.306%, 03/15/2032(b)		1,280	1,284,879
Series 2025-3, Class A2 5.365%, 12/15/2032(b)		265	267,671
Series 2025-6, Class A2 4.497%, 04/15/2033(b)		430	430,114
Pagaya AI Debt Trust Series 2024-2, Class A 6.319%, 08/15/2031(b)		264	265,965
Series 2024-3, Class A 6.258%, 10/15/2031(b)		363	365,612
Pagaya Point of Sale Holdings Grantor Trust Series 2025-1, Class A 5.715%, 01/20/2034(b)		676	683,919
Prosper Marketplace Issuance Trust Series 2024-1A, Class A 6.12%, 08/15/2029(b)		34	33,702

			20,379,833

Credit Cards—Fixed Rate–0.6%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(b)		1,188	1,195,385
Mission Lane Credit Card Master Trust Series 2024-A, Class A1 6.20%, 08/15/2029(b)		811	818,386
Series 2024-B, Class A 5.88%, 01/15/2030(b)		1,890	1,908,525
Series 2025-A, Class A 5.80%, 05/15/2030(b)		1,086	1,098,674

			5,020,970

Other ABS—Floating Rate–0.1%
Pagaya AI Debt Grantor Trust Series 2025-1, Class A 5.156%, 07/15/2032(b)		137	138,568
Series 2025-5, Class A 4.994%, 03/15/2033(b)		336	336,771

			475,339

Total Asset-Backed Securities (cost $53,827,705)			52,829,976

COLLATERALIZED MORTGAGE OBLIGATIONS–5.8%
Risk Share Floating Rate–4.9%
Bellemeade Re Ltd. Series 2022-1, Class M1B 6.506% (CME Term SOFR + 2.15%), 01/26/2032(b)(d)		109	108,839

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Connecticut Avenue Securities Series 2025-R01, Class 1A1 5.306% (CME Term SOFR + 0.95%), 01/25/2045(b)(d)	U.S.$	1,790	$1,790,973
Connecticut Avenue Securities Trust Series 2021-R02, Class 2M2 6.356% (CME Term SOFR + 2.00%), 11/25/2041(b)(d)		998	1,010,500
Series 2021-R03, Class 1M1 5.206% (CME Term SOFR + 0.85%), 12/25/2041(b)(d)		249	249,210
Series 2022-R01, Class 1M2 6.256% (CME Term SOFR + 1.90%), 12/25/2041(b)(d)		2,306	2,337,833
Series 2022-R02, Class 2M1 5.556% (CME Term SOFR + 1.20%), 01/25/2042(b)(d)		174	173,870
Series 2022-R03, Class 1M2 7.856% (CME Term SOFR + 3.50%), 03/25/2042(b)(d)		1,545	1,593,264
Series 2022-R05, Class 2M2 7.356% (CME Term SOFR + 3.00%), 04/25/2042(b)(d)		1,206	1,238,712
Series 2022-R06, Class 1M1 7.106% (CME Term SOFR + 2.75%), 05/25/2042(b)(d)		734	750,647
Series 2022-R07, Class 1M1 7.306% (CME Term SOFR + 2.95%), 06/25/2042(b)(d)		981	1,006,018
Series 2023-R02, Class 1M1 6.656% (CME Term SOFR + 2.30%), 01/25/2043(b)(d)		509	517,735
Series 2023-R03, Class 2M1 6.856% (CME Term SOFR + 2.50%), 04/25/2043(b)(d)		523	530,516
Series 2023-R04, Class 1M1 6.656% (CME Term SOFR + 2.30%), 05/25/2043(b)(d)		961	980,967
Series 2023-R06, Class 1M1 6.056% (CME Term SOFR + 1.70%), 07/25/2043(b)(d)		670	672,228
Series 2024-R02, Class 1M1 5.456% (CME Term SOFR + 1.10%), 02/25/2044(b)(d)		339	338,781
Series 2024-R05, Class 2M1 5.356% (CME Term SOFR + 1.00%), 07/25/2044(b)(d)		266	265,756
Series 2024-R06, Class 1M1 5.406% (CME Term SOFR + 1.05%), 09/25/2044(b)(d)		398	397,879
Series 2025-R02, Class 1A1 5.356% (CME Term SOFR + 1.00%), 02/25/2045(b)(d)		509	509,846
Series 2025-R03, Class 2M1 5.956% (CME Term SOFR + 1.60%), 03/25/2045(b)(d)		1,455	1,461,520
Series 2025-R05, Class 2M1 5.556% (CME Term SOFR + 1.20%), 07/25/2045(b)(d)	U.S.$	2,051	$2,057,445
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2021-DNA5, Class M2 6.006% (CME Term SOFR + 1.65%), 01/25/2034(b)(d)		212	212,253
Series 2021-DNA6, Class M2 5.856% (CME Term SOFR + 1.50%), 10/25/2041(b)(d)		2,151	2,157,041
Series 2021-DNA7, Class M2 6.156% (CME Term SOFR + 1.80%), 11/25/2041(b)(d)		2,412	2,431,883
Series 2021-HQA4, Class M2 6.706% (CME Term SOFR + 2.35%), 12/25/2041(b)(d)		1,530	1,545,317
Series 2022-DNA3, Class M1B 7.256% (CME Term SOFR + 2.90%), 04/25/2042(b)(d)		711	731,748
Series 2022-DNA4, Class M1B 7.706% (CME Term SOFR + 3.35%), 05/25/2042(b)(d)		1,358	1,409,149
Series 2022-DNA5, Class M1B 8.856% (CME Term SOFR + 4.50%), 06/25/2042(b)(d)		2,274	2,405,016
Series 2022-DNA7, Class M1A 6.856% (CME Term SOFR + 2.50%), 03/25/2052(b)(d)		628	634,904
Series 2023-DNA1, Class M1A 6.448% (CME Term SOFR + 2.10%), 03/25/2043(b)(d)		536	543,877
Series 2023-DNA2, Class M1A 6.448% (CME Term SOFR + 2.10%), 04/25/2043(b)(d)		1,802	1,826,478
Series 2024-DNA3, Class A1 5.406% (CME Term SOFR + 1.05%), 10/25/2044(b)(d)		1,053	1,055,472
Series 2024-HQA1, Class M1 5.606% (CME Term SOFR + 1.25%), 03/25/2044(b)(d)		809	809,406
Series 2024-HQA2, Class M1 5.556% (CME Term SOFR + 1.20%), 08/25/2044(b)(d)		1,217	1,217,485
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2021-HQA2 Series 2021-HQA2, Class M2 6.406% (CME Term SOFR + 2.05%), 12/25/2033(b)(d)		929	951,490
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-DNA1 Series 2025-DNA1, Class A1 5.306% (CME Term SOFR + 0.95%), 01/25/2045(b)(d)		919	919,947

2025 Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-DNA2 Series 2025-DNA2, Class A1 5.456% (CME Term SOFR + 1.10%), 05/25/2045(b)(d)	U.S.$	532	$533,104
Series 2025-DNA2, Class M1 5.556% (CME Term SOFR + 1.20%), 05/25/2045(b)(d)		555	555,320
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-Dna3 Series 2025-DNA3, Class A1 5.32% (CME Term SOFR + 0.95%), 09/25/2045(b)(d)		2,158	2,159,530
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-Hqa1 Series 2025-HQA1, Class A1 5.306% (CME Term SOFR + 0.95%), 02/25/2045(b)(d)		1,215	1,215,388
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 10.171% (CME Term SOFR + 5.81%), 04/25/2028(d)		72	72,490
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 9.721% (CME Term SOFR + 5.36%), 11/25/2025(b)(d)		138	144,267
Series 2015-WF1, Class 2M2 9.971% (CME Term SOFR + 5.61%), 11/25/2025(b)(d)		33	35,114

			41,559,218

Non-Agency Floating Rate–0.6%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 4.652% (CME Term SOFR 1 Month + 0.49%), 12/25/2036(d)		765	240,068
Federal Home Loan Mortgage Corp. Mscr Trust Mn1 Series 2021-MN1, Class M1 6.356% (CME Term SOFR + 2.00%), 01/25/2051(b)(d)		76	75,375
Home Equity Asset Trust Series 2007-3, Class M1 4.797% (CME Term SOFR 1 Month + 0.64%), 08/25/2037(d)		3,721	4,370,245
HomeBanc Mortgage Trust Series 2005-1, Class A1 4.772% (CME Term SOFR 1 Month + 0.61%), 03/25/2035(d)		95	78,186
JPMorgan Chase Bank NA–CHASE Series 2019-CL1, Class M3 6.372% (CME Term SOFR 1 Month + 2.21%), 04/25/2047(b)(d)	U.S.$	153	$154,525
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 4.872% (CME Term SOFR 1 Month + 0.71%), 04/25/2034(d)		26	25,732

			4,944,131

Agency Floating Rate–0.2%
Federal Home Loan Mortgage Corp. REMICS
Series 4416, Class BS 1.613% (5.99%–CME Term SOFR), 12/15/2044(d)(f)		979	108,381
Series 4693, Class SL 1.663% (6.04%–CME Term SOFR), 06/15/2047(d)(f)		1,062	128,175
Series 4954, Class SL 1.579% (5.94%–CME Term SOFR), 02/25/2050(d)(f)		1,388	166,858
Series 4981, Class HS 1.629% (5.99%–CME Term SOFR), 06/25/2050(d)(f)		3,204	350,684
Federal National Mortgage Association REMICS
Series 2016-106, Class ES 1.529% (5.89%–CME Term SOFR), 01/25/2047(d)(f)		981	119,876
Series 2017-73, Class SA 1.679% (6.04%–CME Term SOFR), 09/25/2047(d)(f)		1,266	161,562
Series 2017-97, Class LS 1.729% (6.09%–CME Term SOFR), 12/25/2047(d)(f)		961	118,834
Series 2017-97, Class SW 1.729% (6.09%–CME Term SOFR), 12/25/2047(d)(f)		867	111,597
Government National Mortgage Association
Series 2017-134, Class SE 1.95% (6.09%–CME Term SOFR 1 Month), 09/20/2047(d)(f)		648	85,869
Series 2017-43, Class ST 1.85% (5.99%–CME Term SOFR 1 Month), 03/20/2047(d)(f)		1,295	163,584
Series 2017-65, Class ST 1.90% (6.04%–CME Term SOFR 1 Month), 04/20/2047(d)(f)		1,156	147,318

			1,662,738

Agency Fixed Rate–0.1%
Federal Home Loan Mortgage Corp. REMICS Series 4973, Class BI 4.50%, 05/25/2050(g)		3,763	912,737

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 4.878%, 05/28/2035	U.S.$	216	$212,280

			1,125,017

Non-Agency Fixed Rate–0.0%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		50	32,938
Series 2006-24CB, Class A16 5.75%, 08/25/2036		337	163,818
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		136	90,963
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		73	31,575

			319,294

Total Collateralized Mortgage Obligations (cost $44,990,146)			49,610,398

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.6%
Non-Agency Floating Rate CMBS–1.1%
ALA Trust Series 2025-OANA, Class A 5.894% (CME Term SOFR 1 Month + 1.74%), 06/15/2040(b)(d)		1,520	1,527,963
AREIT Trust Series 2022-CRE6, Class A 5.636% (CME Term SOFR + 1.25%), 01/20/2037(b)(d)		1,669	1,668,640
BBCMS Mortgage Trust Series 2020-BID, Class A 6.405% (CME Term SOFR 1 Month + 2.25%), 10/15/2037(b)(d)		1,998	1,997,376
BHMS Commercial Mortgage Trust Series 2025-ATLS, Class A 6.00% (CME Term SOFR 1 Month + 1.85%), 08/15/2042(b)(d)		1,442	1,446,064
BX Commercial Mortgage Trust
Series 2019-IMC, Class D 6.096% (CME Term SOFR 1 Month + 1.95%), 04/15/2034(b)(d)		207	203,596
Series 2019-IMC, Class E 6.346% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(b)(d)		839	818,415
CLNY Trust Series 2019-IKPR, Class D 6.613% (CME Term SOFR 1 Month + 2.39%), 11/15/2038(b)(d)		744	717,960
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 5.73% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(b)(d)		566	543,608

			8,923,622

Non-Agency Fixed Rate CMBS–0.5%
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.314%, 08/10/2044(b)	U.S.$	28	$20,173
GSF 2021 1 Issuer LLC 08/26 1
Series 2021-1, Class A1 1.433%, 08/15/2026(e)		799	793,011
Series 2021-1, Class A2 2.435%, 08/15/2026(e)		1,801	1,790,140
Series 2021-1, Class AS 2.638%, 08/15/2026(e)		59	58,138
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		12	12,430
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.172%, 08/15/2046(b)		472	364,535
Series 2014-C22, Class XA 0.551%, 09/15/2047(g)		310	3
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/2047(b)		603	555,942
Wells Fargo Commercial Mortgage Trust Series 2016-NXS6, Class C 4.486%, 11/15/2049		1,030	991,929

			4,586,301

Total Commercial Mortgage-Backed Securities (cost $13,671,612)			13,509,923

AGENCIES–1.6%
Agency Debentures–1.6%
Federal Home Loan Banks 4.00%, 06/30/2028		10,600	10,697,096
4.75%, 12/08/2028		1,785	1,841,817
Federal National Mortgage Association 6.25%, 05/15/2029		355	385,937
6.625%, 11/15/2030		260	293,868

Total Agencies (cost $13,100,877)			13,218,718

INFLATION-LINKED SECURITIES–1.2%
United States–1.2%
U.S. Treasury Inflation Index 0.25%, 07/15/2029 (TIPS) (cost $9,798,209)		10,543	10,226,452

CORPORATES—NON-INVESTMENT GRADE–1.1%

Industrial–1.0%
Basic–0.1%
Solstice Advanced Materials, Inc. 5.625%, 09/30/2033(b)		563	564,559

2025 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
Capital Goods–0.1%
Axon Enterprise, Inc. 6.125%, 03/15/2030(b)		U.S.$	655	$673,366
6.25%, 03/15/2033(b)			476	491,527

				1,164,893

Communications—Media–0.2%
Discovery Communications LLC 5.20%, 09/20/2047			6	3,869
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)		EUR	540	596,062
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		U.S.$	1,061	972,736

				1,572,667

Communications—Telecommunications–0.0%
Altice France SA 3.375%, 01/15/2028(e)		EUR	259	260,386

Consumer Cyclical—Other–0.1%
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(b)		U.S.$	455	464,273
6.125%, 04/01/2032(b)			261	268,217

				732,490

Consumer Cyclical—Retailers–0.1%
Advance Auto Parts, Inc. 7.00%, 08/01/2030(b)			1,238	1,275,066

Consumer Non-Cyclical–0.1%
CVS Health Corp. 6.75%, 12/10/2054			47	48,535
7.00%, 03/10/2055			786	827,069
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)		EUR	320	366,240

				1,241,844

Energy–0.1%
Sunoco LP 5.625%, 03/15/2031(b)		U.S.$	753	747,654

Technology–0.2%
Kioxia Holdings Corp. 6.625%, 07/24/2033(b)			1,268	1,300,740

				8,860,299

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(c)			648	657,519

Total Corporates—Non-Investment Grade (cost $9,489,524)				9,517,818

GOVERNMENTS—SOVEREIGN BONDS–0.7%
Chile–0.2%
Chile Electricity Lux MPC II SARL 5.58%, 10/20/2035(b)	U.S.$		873	$894,735
5.672%, 10/20/2035(b)			319	328,608

				1,223,343

Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031			696	605,520

Ecuador–0.1%
Amazon Conservation DAC 6.034%, 01/16/2042(b)			927	959,130

Mexico–0.1%
Mexico Government International Bond 5.375%, 03/22/2033			716	716,072

Romania–0.2%
Romanian Government International Bond 5.75%, 09/16/2030(b)			2,010	2,047,688

Total Governments—Sovereign Bonds (cost $5,535,037)				5,551,753

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.6%
United States–0.6%
State Board of Administration Finance Corp. (Florida Hurricane Catastrophe Fund) Series 2020-A 1.705%, 07/01/2027			1,634	1,573,245
State of California (State of California) Series 2010 7.625%, 03/01/2040			2,040	2,474,119
University of California (University of California) Series 2021-B 3.071%, 05/15/2051			2,070	1,383,584

Total Local Governments—US Municipal Bonds (cost $5,803,883)				5,430,948

EMERGING MARKETS—CORPORATE BONDS–0.6%

Industrial–0.4%
Basic–0.1%
Braskem Netherlands Finance BV 4.50%, 01/10/2028(b)			1,440	610,488
Volcan Cia Minera SAA 8.75%, 01/24/2030(b)			140	145,222

				755,710

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value
Communications—Media–0.1%
Globo Comunicacao e Participacoes S/A 4.875%, 01/22/2030(b)	U.S.$	459	$443,077

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		730	728,548

Energy–0.1%
Ecopetrol SA 8.375%, 01/19/2036		384	396,480
8.625%, 01/19/2029		730	792,561
Oleoducto Central SA 4.00%, 07/14/2027(b)		248	243,449

			1,432,490

			3,359,825

Utility–0.2%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(b)		45	44,715

Other Utility–0.2%
Aegea Finance SARL 6.75%, 05/20/2029(b)		431	439,969
7.625%, 01/20/2036(b)		1,283	1,279,664

			1,719,633

			1,764,348

Total Emerging Markets—Corporate Bonds (cost $5,702,827)			5,124,173

QUASI-SOVEREIGNS–0.3%

Quasi-Sovereign Bonds–0.3%
Chile–0.2%
Corp. Nacional del Cobre de Chile 6.44%, 01/26/2036(b)		1,473	1,592,313

Mexico – 0.1%
Comision Federal de Electricidad 4.688%, 05/15/2029(b)		478	470,887
5.70%, 01/24/2030(b)		705	716,104

			1,186,991

Total Quasi-Sovereigns (cost $2,690,557)			2,779,304

COLLATERALIZED LOAN OBLIGATIONS–0.3%
CLO—Floating Rate–0.3%
Ballyrock CLO 27 Ltd. Series 2024-27A, Class A1A 5.668% (CME Term SOFR 3 Month + 1.35%), 10/25/2037(b)(d)		714	715,681
Benefit Street Partners CLO XXXVIII Ltd. Series 2024-38A, Class A 5.628% (CME Term SOFR 3 Month + 1.31%), 01/25/2038(b)(d)	U.S.$	819	$821,069
OCP CLO Ltd. Series 2024-34A, Class A1 5.678% (CME Term SOFR 3 Month + 1.36%), 10/15/2037(b)(d)		561	563,637

Total Collateralized Loan Obligations (cost $2,092,829)			2,100,387

EMERGING MARKETS—SOVEREIGNS–0.1%
Mexico–0.1%
Eagle Funding Luxco SARL 5.50%, 08/17/2030(b) (cost $859,878)		862	875,361

GOVERNMENTS—SOVEREIGN AGENCIES–0.0%
Kazakhstan – 0.0%
Baiterek National Managing Holding JSC 5.45%, 05/08/2028(b) (cost $354,299)		356	362,088

SHORT-TERM INVESTMENTS–15.3%
U.S. Treasury Bills–11.3%
U.S. Treasury Bill
Zero Coupon, 10/09/2025		22,152	22,132,038
Zero Coupon, 11/12/2025		25,800	25,679,202
Zero Coupon, 11/13/2025		49,057	48,820,947

Total U.S. Treasury Bills (cost $96,619,067)			96,632,187

		Shares
Investment Companies–4.0%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 3.97%(h)(i)(j) (cost $34,457,435)		34,457,435	34,457,435

Total Short-Term Investments (cost $131,076,502)			131,089,622

Total Investments—110.4% (cost $966,276,201)			942,341,462

Other assets less liabilities—(10.4)%			(88,712,206)

Net Assets—100.0%			$853,629,256

2025 Annual Report	13

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts

U.S. T-Note 2 Yr (CBT) Futures	199	December 2025	$41,471,289	$(83,077)

U.S. T-Note 5 Yr (CBT) Futures	961	December 2025	104,936,696	204,706

U.S. T-Note 10 Yr (CBT) Futures	22	December 2025	2,475,000	422

U.S. Ultra Bond (CBT) Futures	185	December 2025	22,211,563	549,784

Sold Contracts

Japan 10 Yr Bond (OSE) Futures	25	December 2025	22,955,337	148,278

				$820,113

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

State Street Bank & Trust Co.	USD	102	JPY	15,247	10/30/2025	$1,015

State Street Bank & Trust Co.	JPY	1,185,894	USD	8,144	11/10/2025	92,664

State Street Bank & Trust Co.	EUR	761	USD	898	11/21/2025	1,178

						$94,857

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,950	12/13/2029	1.537%	1 Day SOFR	Annual	$465,192	$309,426	$155,766

**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2025, the aggregate market value of these securities amounted to $197,207,852 or 23.1% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2025.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.46% of net assets as of September 30, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Altice France SA 3.375%, 01/15/2028	12/15/2021	$288,930	$260,386	0.03%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A1 1.433%, 08/15/2026	12/20/2021 - 08/03/2023	761,935	793,011	0.09%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021- 09/06/2022	1,811,620	1,790,140	0.21%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021 - 04/01/2021	59,288	58,138	0.01%

14	Sanford C. Bernstein Fund II, Inc.

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	$13,130	$12,430	0.00%
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027	05/14/2024	118,921	114,243	0.01%
Tricolor Auto Securitization Trust Series 2025-1A, Class A 4.94%, 02/15/2029	03/11/2025	1,273,006	936,408	0.11%

(f)	Inverse interest only security.
(g)	IO—Interest Only.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(i)	The rate shown represents the 7-day yield as of period end.
(j)	Affiliated investments.

Currency Abbreviations:

EUR—Euro

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICS—Real Estate Mortgage Investment Conduits

RFUCCT1Y—Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

2025 Annual Report	15

Statement of Assets and Liabilities—September 30, 2025

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $931,818,766)	$907,884,027

Affiliated issuers (cost $34,457,435)	34,457,435

Cash	563,092

Cash collateral due from broker	2,972,271

Investment securities sold	21,453,067

Unaffiliated interest and dividends	5,712,868

Capital shares sold	490,735

Unrealized appreciation of forward currency exchange contracts	94,857

Receivable due from Adviser	90,691

Affiliated dividends	89,520

Total assets	973,808,563

LIABILITIES

Investment securities purchased	118,561,091

Dividends to shareholders	856,620

Advisory fee	306,814

Variation margin on futures	67,461

Administrative fee	53,391

Foreign capital gains taxes	9,781

Variation margin on centrally cleared swaps	5,237

Transfer Agent fee	2,966

Directors’ fees payable	48

Accrued expenses and other liabilities	315,898

Total liabilities	120,179,307

NET ASSETS	$853,629,256

SHARES OF CAPITAL STOCK OUTSTANDING	65,024,978

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.13

NET ASSETS CONSIST OF:

Capital stock, at par*	$65,025

Additional paid-in capital	966,768,061

Accumulated loss	(113,203,830)

$853,629,256

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

16	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the year ended September 30, 2025

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$37,785,776

Dividends—Affiliated issuers	1,271,691

Total income	39,057,467

Expenses:

Advisory fee (see Note 2A)	3,671,355

Transfer Agent fee	18,614

Custody and accounting fees	147,370

Administrative	115,208

Auditing and tax fees	93,918

Legal fees	75,433

Registration fees	43,043

Directors’ fees and expenses	25,811

Printing fees	15,700

Miscellaneous	32,583

Total expenses	4,239,035

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2C)	(625,887)

Net expenses	3,613,148

Net investment income	35,444,319

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	(1,645,014)

Forward currency exchange contracts	(6,830)

Futures	216,427

Swaps	116,917

Foreign currency transactions	379,178

Net realized loss on investment and foreign currency transactions	(939,322)

Net change in unrealized appreciation (depreciation) of:

Investments (b)	(9,300,805)

Forward currency exchange contracts	173,165

Futures	477,849

Swaps	(22,266)

Foreign currency denominated assets and liabilities and other assets	(2,881)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(8,674,938)

Net realized and unrealized loss on investment and foreign currency transactions	(9,614,260)

Net increase in net assets resulting from operations	$25,830,059

(a) Net of foreign realized capital gains taxes of $4,092, respectively.

(b) Net of increase in accrued foreign capital gain taxes on unrealized gains of $1,990.

See Notes to Financial Statements.

2025 Annual Report	17

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/25	YEAR ENDED 9/30/24

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$35,444,319	$31,465,700

Net realized loss on investment and foreign currency transactions	(939,322)	(10,647,246)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(8,674,938)	66,265,516

Net increase in net assets resulting from operations	25,830,059	87,083,970

Distributions to shareholders	(34,541,099)	(31,542,428)

Capital-share transactions:

Net proceeds from sales of shares	167,178,062	163,794,615

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	29,078,647	26,156,909

Total proceeds from shares sold	196,256,709	189,951,524

Cost of shares redeemed	(104,698,527)	(132,167,947)

Net increase in net assets from capital-share transactions	91,558,182	57,783,577

Net increase in net assets	82,847,142	113,325,119

NET ASSETS:

Beginning of period	770,782,114	657,456,995

End of period	$853,629,256	$770,782,114

See Notes to Financial Statements.

18	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/25	YEAR ENDED 9/30/24	YEAR ENDED 9/30/23	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Net asset value, beginning of period	$13.32	$12.31	$12.72	$15.50	$16.04

Income from investment operations:

Net investment income (a)(b)	.56	.56	.47	.26	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	1.01	(.41)	(2.55)	(.29)

Total from investment operations	.36	1.57	.06	(2.29)	.01

Less: dividends and distributions

Dividends from net investment income	(.55)	(.56)	(.47)	(.27)	(.33)

Dividends from net realized gain on investment transactions	0	0	0	(.22)	(.22)

Total dividends and distributions	(.55)	(.56)	(.47)	(.49)	(.55)

Net asset value, end of period	$13.13	$13.32	$12.31	$12.72	$15.50

Total return (c)	2.84%	13.01%	.45%	(15.13)	.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$853,629	$770,782	$657,457	$708,490	$1,016,985

Average net assets (000 omitted)	$815,857	$722,099	$685,104	$853,245	$963,532

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (d)	.44%	.45%	.45%	.45%	.45%

Expenses, before waivers/reimbursements (d)	.52%	.52%	.54%	.51%	.52%

Net investment income (b)	4.34%	4.36%	3.63%	1.85%	1.92%

Portfolio turnover rate (e)	180%	206%	169%	129%	118%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended September 30, 2025, such waiver amounted to .01%.
(e)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

2025 Annual Report	19

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end registered investment company. The Fund, which is a Maryland corporation, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolio’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolio’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

20	Sanford C. Bernstein Fund II, Inc.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2025 Annual Report	21

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2025:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$247,542,533	$0	$247,542,533

Corporates—Investment Grade	0	213,984,120	0	213,984,120

Mortgage Pass-Throughs	0	178,587,888	0	178,587,888

Asset-Backed Securities	0	52,829,976	0	52,829,976

Collateralized Mortgage Obligations	0	49,610,398	0	49,610,398

Commercial Mortgage-Backed Securities	0	13,509,923	0	13,509,923

Agencies	0	13,218,718	0	13,218,718

Inflation-Linked Securities	0	10,226,452	0	10,226,452

Corporates—Non-Investment Grade	0	9,517,818	0	9,517,818

Governments—Sovereign Bonds	0	5,551,753	0	5,551,753

Local Governments—US Municipal Bonds	0	5,430,948	0	5,430,948

Emerging Markets—Corporate Bonds	0	5,124,173	0	5,124,173

Quasi-Sovereigns	0	2,779,304	0	2,779,304

Collateralized Loan Obligations	0	2,100,387	0	2,100,387

Emerging Markets—Sovereigns	0	875,361	0	875,361

Governments—Sovereign Agencies	0	362,088	0	362,088

Short-Term Investments:

U.S. Treasury Bills	0	96,632,187	0	96,632,187

Investment Companies	34,457,435	0	0	34,457,435

Total Investments in Securities	34,457,435	907,884,027	0	942,341,462

Other Financial Instruments(a):

Assets:

Futures	903,190	0	0	903,190	(b)

Forward Currency Exchange Contracts	0	94,857	0	94,857

Centrally Cleared Interest Rate Swaps	0	465,192	0	465,192	(b)

Liabilities:

Futures	(83,077)	0	0	(83,077	)(b)

Total	$35,277,548	$908,444,076	$0	$943,721,624

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

22	Sanford C. Bernstein Fund II, Inc.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. The Portfolio accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is intended to be declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

2025 Annual Report	23

Notes to Financial Statements (continued)

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H.	Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

I.	Segment Information

The Portfolio represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Portfolio’s President is the CODM. The CODM monitors the operating results of the Portfolio as a whole and the pre-determined Portfolio’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segments performance versus the Portfolio’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the advisory agreement between the Fund and Adviser, the Portfolio pays the Adviser an advisory fee at an annual rate of 0.45% of the first $2.5 billion, 0.40% of the next $2.5 billion, 0.35% of the next $5 billion and 0.30% in excess of $8 billion of the average daily net assets of the Portfolio. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 28, 2026 and may be extended by the Adviser for additional one-year terms. For the year ended September 30, 2025, the aggregate amount of such fee waiver was $566,715.

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Portfolio in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee

24	Sanford C. Bernstein Fund II, Inc.

of AB Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the year ended September 30, 2025, such waiver amounted to $59,172.

A summary of the Portfolio’s transactions in AB mutual funds for the year ended September 30, 2025 is as follows:

PORTFOLIO	MARKET VALUE 9/30/24 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/25 (000)	DIVIDEND INCOME (000)

AB Government Money Market Portfolio	$40,682	$565,065	$571,290	$34,457	$1,272

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2025, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$176,355,507	$101,854,814

U.S. government securities	1,336,240,839	1,303,659,192

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$966,602,554

Gross unrealized appreciation	$15,996,393

Gross unrealized depreciation	(40,066,071)

Net unrealized appreciation	$(24,069,678)

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Portfolio agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded

2025 Annual Report	25

Notes to Financial Statements (continued)

futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2025, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2025, the Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolio may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, or inflation. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

26	Sanford C. Bernstein Fund II, Inc.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Pursuant to the contract, with respect to cash collateral, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts, or adjustments or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2025, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

2025 Annual Report	27

Notes to Financial Statements (continued)

During the year ended September 30, 2025, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable for variation margin on futures	$903,190	*	Payable for variation margin on futures	$83,077	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	155,766	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	94,857

Total		$1,153,813			$83,077

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$216,427	$477,849

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(6,830)	173,165

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	116,917	(22,266)

Total		$326,514	$628,748

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2025:

Futures:

Average notional amount of buy contracts	$185,323,209

Average notional amount of sale contracts	$14,016,798	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,209,698	(b)

Average principal amount of sale contracts	$6,513,992

Centrally Cleared Interest Rate Swaps:

Average notional amount	$4,950,000

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for five months during the year.

28	Sanford C. Bernstein Fund II, Inc.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of September 30, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

State Street Bank & Trust Co.	94,857	0	0	0	94,857

Total	$94,857	$0	$0	$0	$94,857	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2025, the Portfolio earned drop income of $527,574 which is included in interest income in the accompanying statement of operations.

2025 Annual Report	29

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2025 and September 30, 2024 were as follows:

	2025	2024
Distributions paid from:

Ordinary income	$34,541,099	$31,542,428

Total distributions paid	$34,541,099	$31,542,428

As of September 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,705,264

Accumulated capital and other losses	(90,972,657	) (a)

Unrealized appreciation (depreciation)	(24,072,025	) (b)

Total accumulated earnings (deficit)	$(112,339,418	) (c)

(a)	As of September 30, 2025, the Fund had a net capital loss carryforward of $90,860,593. As of September 30, 2025, the cumulative deferred loss on straddles was $112,064.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2025, the Fund had a net short-term capital loss carryforward of $43,259,948 and a net long-term capital loss carryforward of $47,600,645, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase,

30	Sanford C. Bernstein Fund II, Inc.

which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates. The long-term impacts of such actions are not fully known at this time. Further actions from the Federal Reserve and other central banks, including increases or decreases in interest rates, may be forthcoming and are likely to have unpredictable adverse effects on economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty (the party on the other side of the transaction), derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio

2025 Annual Report	31

Notes to Financial Statements (continued)

more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolio.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value (“NAV”) or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

32	Sanford C. Bernstein Fund II, Inc.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk—The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically changing interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. The United States government has in the recent past acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.

Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine and the conflict in Israel, Gaza and surrounding areas, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s

2025 Annual Report	33

Notes to Financial Statements (continued)

invasion of Ukraine commencing in February of 2022, the United States, the European Union and other countries instituted numerous sanctions against Russia and Belarus and certain companies and individuals. Russia in turn has taken a large number of retaliatory actions, some of which effectively froze Russian securities held by U.S. investors (including U.S. funds such as the Portfolio) and investors in other countries viewed as “unfriendly” by Russia, including securities represented by depositary receipts, effectively precluding the Portfolio from buying, selling, receiving or delivering those securities or accessing income received on such securities. Since then, Russian securities held by investors in the U.S. and other jurisdictions viewed as “unfriendly” by Russia have lost all, or nearly all, of their market value, and many other issuers, securities and markets have been adversely affected. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Active Trading Risk—The Portfolio expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Portfolio’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Portfolio shareholders.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolio has become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolio or its service providers or the issuers of securities in which the Portfolio invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have those measures will be effective, particularly since the Portfolio does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

34	Sanford C. Bernstein Fund II, Inc.

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2025 and September 30, 2024, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/25	YEAR ENDED 9/30/24	YEAR ENDED 9/30/25	YEAR ENDED 9/30/24

Shares sold	12,979,855	12,771,067	$167,178,062	$163,794,615

Shares issued to shareholders on reinvestment of dividends and distributions	2,253,626	2,043,452	29,078,647	26,156,909

Shares redeemed	(8,093,165)	(10,350,616)	(104,698,527)	(132,167,947)

Net increase	7,140,316	4,463,903	$91,558,182	$57,783,577

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2025.

NOTE 8.	Subsequent Events

At meetings held on May 6-8, 2025 (the “Meeting”), the Board of Directors of the Fund (the “Board”) approved the reorganization of the Intermediate Duration Institutional Portfolio (the “Acquired Portfolio”) into a newly-created exchanged-traded fund (“ETF”) (a “Conversion”), which will be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination, the Acquired Portfolio will be converted into an ETF, AB Core Bond ETF (the “Acquiring Portfolio”), a newly-created series of AB Active ETFs, Inc., with an identical investment objective, identical fundamental investment policies, identical portfolio management team and identical investment strategies as the Acquired Portfolio. The closing date of the Conversion is expected to occur on or about November 7, 2025. The Conversion does not require stockholder approval and stockholders are not being asked to vote. An Information Statement/Prospectus addressing the Conversion will be filed with the Securities and Exchange Commission at a later date.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2025 Annual Report	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Intermediate Duration Institutional Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Intermediate Duration Institutional Portfolio (the “Portfolio”) (the only series constituting Sanford C. Bernstein Fund II, Inc. (the “Fund”)), including the portfolio of investments, as of September 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (the only series constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

November 26, 2025

36	Sanford C. Bernstein Fund II, Inc.

2025 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2025. For foreign shareholders, 78.2% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Portfolio designates $30,865,325 of distributions paid during the fiscal year ended September 30, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

2025 Annual Report	37

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of Sanford C. Bernstein II, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of Bernstein Intermediate Duration Institutional Portfolio (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

38	Sanford C. Bernstein Fund II, Inc.

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests. The directors noted that shares of the Fund are distributed exclusively through a subsidiary of the Adviser, and that such subsidiary receives fees from its clients in connection with its services. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. They also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund

2025 Annual Report	39

achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the median of a peer group and close to the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the Fund’s fee rate on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

40	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

66 HUDSON BOULEVARD EAST NEW YORK, NY 10001

(212) 756-4097

SCBII-2038-0925

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

There were no shareholder meetings during the reporting period.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	November 28, 2025

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	November 28, 2025